UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 6, 2022 (November 28, 2022)

Date of Report (Date of earliest event reported)

Global Consumer Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40468	86-1229973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1926 Rand Ridge Court Marietta, GA	30062
(Address of Principal Executive Offices)	Zip Code

Registrant’s telephone number, including area code: (404) 939-9419

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share and one-half of one warrant	GACQU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	GACQ	The Nasdaq Stock Market LLC

Redeemable warrants	GACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, on December 13, 2021, Global Consumer Acquisition Corp., a Delaware corporation (“GACQ” or the “Company”), entered into (i) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022, the Second Amendment dated as of August 21, 2022 and the Third Amendment dated as of September 27, 2022, the “Luminex SPA”) with CLP Luminex Holdings, LLC, a Delaware limited liability company (“Luminex Seller”), and Luminex Home Décor & Fragrance Holding Corporation, a Delaware corporation (“Luminex”), pursuant to which a business combination between the Company and Luminex will be effected by the acquisition of 100% of the issued and outstanding shares of capital stock of Luminex from Luminex Seller (the “Luminex Stock Acquisition”) and (ii) a Stock Purchase Agreement (as amended by the First Amendment dated as of June 24, 2022 and the Second Amendment dated as of September 22, 2022, the “GP Global SPA” and together with the Luminex SPA, the “Acquisition Agreements”) with TGP Trading FZCO, a freezone company with limited liability organized in Dubai Airport Free Zone, Dubai, United Arab Emirates (“GP Global Seller”), and GP Global Limited, an offshore company with limited liability organized in Jebel Ali Free Zone, Dubai, United Arab Emirates (“GP Global”), pursuant to which a business combination between the Company and GP Global will be effected by the acquisition of 100% of the issued and outstanding capital shares of GP Global from GP Global Seller (the “GP Global Stock Acquisition”). Under the terms of the Acquisition Agreements, the consummation of the GP Global Stock Acquisition is contingent upon the consummation of the Luminex Stock Acquisition.

On November 28, 2022, Luminex Seller sent a notice to the Company (the “Notice”) purporting to terminate the Luminex SPA pursuant to Section 8.2(b) thererof, alleging certain breaches by the Company of one or more representations, warranties, agreements or covenants contained in the Luminex SPA. On December 6, 2022, the Company sent a reply to Luminex Seller rejecting the Notice and stating that the claims in the Notice have no basis.

Pursuant to its charter, if the Company does not consummate an initial business combination by December 11, 2022, the Company will be required to dissolve and liquidate as soon as reasonably practicable. The Company has determined that neither the Luminex Stock Acquisition nor the GP Global Stock Acquisition can be consummated prior to December 11, 2022. Accordingly, the Company is working with the trustee to effect the dissolution and liquidation in accordance with the terms of its charter and as set forth in the prospectus issued in connection with the Company’s initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2022

GLOBAL CONSUMER ACQUISITION CORP.

By:	/s/ Rohan Ajila
Name:	Rohan Ajila
Title:	Chief Executive Officer